UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

CORE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On December 19, 2016, the Fund announced that Western Asset Management Company Limited in London (“Western Asset London”) was added as an additional subadviser of the Fund. As of that date, Western Asset Management Company and Western Asset London provide the day-to-day management of the Fund as subadvisers. For additional information, please see the prospectus supplement dated December 19, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive

January 31, 2017

II	Western Asset Core Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Core Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is three to seven years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility but generated positive results over the twelve-month reporting period ended December 31, 2016. The spreads sectors (non-Treasuries) had a weak start to the reporting period, partially driven by concerns over moderating growth in China, low oil and other commodity prices and uncertainties regarding future Federal Reserve Board (the “Fed”)iii monetary policy. However, from February through September 2016, the spread sectors largely rallied after

Western Asset Core Bond Fund 2016 Annual Report	1

Fund overview (cont’d)

these concerns eased due to firmer energy prices and Chinese growth as well as a dovish pivot by the Fed. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.’s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. Finally, U.S. Treasury yields moved sharply higher and most segments of the fixed income market generated weak results during the final three months of the year (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury began the reporting period at 1.06% and ended the period at 1.20%. Their peak of 1.29% occurred on December 15, 2016, and they were as low as 0.56% on July 5, 2016. The yield for the ten-year Treasury was 2.27% at the beginning of the period and ended the period at 2.45%. Their peak of 2.60% was on both December 15 and December 16, 2016, and their low of 1.37% occurred on both July 5 and July 8, 2016. All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 2.65% for the twelve months ended December 31, 2016.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocation to investment-grade corporate bonds, as their spreads had narrowed and we looked to capture some profits. We increased our allocation to agency mortgage-backed securities (“MBS”), but maintained an underweight to the sector. Our non-agency MBS and asset-backed security (“ABS”) exposures were reduced as their spreads narrowed. Finally, while we shortened the Fund’s duration, it remained longer than that of the Bloomberg Barclays U.S. Aggregate Index as a hedge to our spread sector exposure.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps and swaptions to manage our duration and yield curvev exposure. The use of these instruments, in the aggregate, contributed to performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, and index swaps (“CDX”), which were used to manage our investment-grade corporate bond and structured product exposure, in aggregate detracted from results. Finally, index swaps (“CDX”), which were used to manage our investment-grade corporate bond and structured product exposure, contributed to results.

Performance review

For the twelve months ended December 31, 2016, Class I shares of Western Asset Core Bond Fund returned 4.12%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 2.65%

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 506 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Core Bond Fund 2016 Annual Report

for the same period. The Lipper Core Bond Funds Category Average1 returned 3.00% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	-1.88%	3.72%
Class C	-2.24%	3.01%
Class C1	-2.08%	3.31%
Class FI	-1.89%	3.74%
Class R	-2.03%	3.41%
Class I	-1.70%	4.12%
Class IS	-1.68%	4.14%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
Lipper Core Bond Funds Category Average[1]	-1.92%	3.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2016 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.81%, 1.09%, 1.51%, 1.81%, 1.46%, 2.26% and 2.28%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A and Class I shares would have been 1.78% and 2.05%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.91%, 1.54%, 1.22%, 0.81%, 1.12%, 0.54% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 520 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Core Bond Fund 2016 Annual Report	3

Fund overview (cont’d)

Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our yield curve positioning. Specifically, an overweight to longer dated securities, was beneficial as the yield curve flattened, with intermediate rates rising more than long term rates.

Security selection of investment-grade corporate bonds was additive for results. In particular, Anadarko Petroleum Corp., Anheuser-Busch Inbev Finance, Inc. and Apache Corp. contributed to the most value to performance.

The Fund’s investment-grade U.S. dollar-denominated emerging market sovereign debt exposure was positive for performance. Their spreads tightened over the period given rising commodity prices and generally robust investor demand. The Fund’s out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”) was beneficial given a lack of new issuance and solid investor demand. An allocation to Treasury Inflation-Protected Securities (“TIPS”)vi contributed to results based on increased inflation expectations in the market following the November 2016 elections.

Finally, a number of the Fund’s “fallen angels,” investment grade bonds that were downgraded to below investment-grade status, were additive for performance. These securities rallied and their spreads tightened along with the overall high-yield corporate bond market.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its underweight exposure to agency MBS. We held an underweight to the sector as we found more attractive valued opportunities in other spread sectors. This positioning was not rewarded as agency MBS spreads narrowed during the reporting period amid overall solid demand and continued reinvestment of agency MBS by the Fed.

Security selection of commercial mortgage-backed securities (“CMBS”) was also a headwind for results. In particular, the Fund’s exposure to lower quality CMBS detracted as their spreads widened over the reporting period. Finally, while security selection of investment-grade corporate bonds overall was beneficial to performance, several individual holdings were negative for results.

4	Western Asset Core Bond Fund 2016 Annual Report

In particular, our overweight positions in Danone SA, Apple, Inc. and Microsoft Corp. were headwinds for results.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2017

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 48 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: U.S. Government & Agency Obligations (30.6%), Corporate Bonds & Notes (24.1%), Mortgage-Backed Securities (21.4%), Collateralized Mortgage Obligations (11.8%) and Asset-Backed Securities (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Bond Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Bond Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Bond Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.88%	$1,000.00	$981.20	0.82%	$4.08	Class A	5.00%	$1,000.00	$1,021.01	0.82%	$4.17
Class C	-2.24	1,000.00	977.60	1.54	7.66	Class C	5.00	1,000.00	1,017.39	1.54	7.81
Class C1	-2.08	1,000.00	979.20	1.23	6.12	Class C1	5.00	1,000.00	1,018.95	1.23	6.24
Class FI	-1.89	1,000.00	981.10	0.83	4.13	Class FI	5.00	1,000.00	1,020.96	0.83	4.22
Class R	-2.03	1,000.00	979.70	1.14	5.67	Class R	5.00	1,000.00	1,019.41	1.14	5.79
Class I	-1.70	1,000.00	983.00	0.45	2.24	Class I	5.00	1,000.00	1,022.87	0.45	2.29
Class IS	-1.68	1,000.00	983.20	0.43	2.14	Class IS	5.00	1,000.00	1,022.97	0.43	2.19

8	Western Asset Core Bond Fund 2016 Annual Report

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Core Bond Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	3.72%	3.01%	3.31%	3.74%	3.41%	4.12%	4.14%
Five Years Ended 12/31/16	N/A	N/A	N/A	3.23	N/A	3.54	3.60
Ten Years Ended 12/31/16	N/A	N/A	N/A	4.59	N/A	4.87	N/A
Inception* through 12/31/16	2.78	2.06	1.82	—	2.50	—	6.23

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	-0.70%	2.01%	2.31%	3.74%	3.41%	4.12%	4.14%
Five Years Ended 12/31/16	N/A	N/A	N/A	3.23	N/A	3.54	3.60
Ten Years Ended 12/31/16	N/A	N/A	N/A	4.59	N/A	4.87	N/A
Inception* through 12/31/16	1.82	2.06	1.82	—	2.50	—	6.23

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/16)	13.67%
Class C (Inception date of 4/30/12 through 12/31/16)	9.98
Class C1 (Inception date of 10/3/12 through 12/31/16)	7.96
Class FI (12/31/06 through 12/31/16)	56.66
Class R (Inception date of 4/30/12 through 12/31/16)	12.25
Class I (12/31/06 through 12/31/16)	60.90
Class IS (Inception date of 8/29/08 through 12/31/16)	65.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

10	Western Asset Core Bond Fund 2016 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† —

December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Bond Fund 2016 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2016 Annual Report	13

Schedule of investments

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 30.6%
U.S. Government Agencies — 1.6%
Federal Home Loan Mortgage Corp. (FHLMC)	1.000%	9/29/17	$12,750,000	$12,762,355
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	20,110,000	27,974,739
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	59,220,000	56,158,504
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	6,181,940
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,113,629
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,601,674
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,326,453
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,490,118
Total U.S. Government Agencies				119,609,412
U.S. Government Obligations — 29.0%
U.S. Treasury Bonds	2.875%	5/15/43	2,630,000	2,540,312
U.S. Treasury Bonds	3.375%	5/15/44	14,110,000	14,962,667
U.S. Treasury Bonds	3.000%	11/15/44	14,470,000	14,294,218
U.S. Treasury Bonds	3.000%	5/15/45	274,320,000	270,612,291
U.S. Treasury Bonds	3.000%	11/15/45	52,510,000	51,792,083
U.S. Treasury Bonds	2.500%	2/15/46	95,820,000	85,145,077
U.S. Treasury Bonds	2.500%	5/15/46	200,125,000	177,845,484
U.S. Treasury Bonds	2.250%	8/15/46	6,430,000	5,406,473
U.S. Treasury Bonds	2.875%	11/15/46	30,880,000	29,813,683
U.S. Treasury Notes	1.875%	9/30/17	620,000	624,771
U.S. Treasury Notes	0.625%	11/30/17	4,310,000	4,299,897
U.S. Treasury Notes	1.625%	7/31/19	250,000	251,748
U.S. Treasury Notes	1.375%	3/31/20	5,850,000	5,819,381
U.S. Treasury Notes	1.625%	6/30/20	8,510,000	8,513,991
U.S. Treasury Notes	1.375%	9/30/20	510,000	504,223
U.S. Treasury Notes	2.625%	11/15/20	30,000	31,008
U.S. Treasury Notes	1.375%	1/31/21	144,400,000	142,092,921
U.S. Treasury Notes	1.125%	6/30/21	5,100,000	4,936,045
U.S. Treasury Notes	1.125%	8/31/21	114,340,000	110,476,566
U.S. Treasury Notes	1.125%	9/30/21	363,050,000	350,187,138
U.S. Treasury Notes	1.250%	10/31/21	88,770,000	86,079,204
U.S. Treasury Notes	1.750%	3/31/22	76,660,000	75,638,889
U.S. Treasury Notes	1.875%	5/31/22	10,100,000	10,018,725
U.S. Treasury Notes	2.000%	11/30/22	211,610,000	210,179,940
U.S. Treasury Notes	1.625%	4/30/23	3,020,000	2,920,908
U.S. Treasury Notes	1.375%	6/30/23	133,570,000	126,881,082

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.250%	7/31/23	$70,290,000	$66,171,428
U.S. Treasury Notes	1.375%	8/31/23	6,010,000	5,694,241
U.S. Treasury Notes	1.375%	9/30/23	9,700,000	9,185,822
U.S. Treasury Notes	2.125%	11/30/23	1,650,000	1,639,042
U.S. Treasury Notes	2.250%	12/31/23	88,540,000	88,581,525
U.S. Treasury Notes	2.375%	8/15/24	15,760,000	15,833,252
U.S. Treasury Notes	2.000%	2/15/25	154,340,000	150,216,190
U.S. Treasury Notes	2.000%	8/15/25	440,000	426,216
U.S. Treasury Notes	1.500%	8/15/26	5,000	4,599
U.S. Treasury Notes	2.000%	11/15/26	12,320,000	11,853,663
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,242,827
Total U.S. Government Obligations				2,143,717,530
Total U.S. Government & Agency Obligations (Cost — $2,341,381,152)				2,263,326,942
Asset-Backed Securities — 5.7%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	1,148,403	1,136,284	(a)
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	4,316,617	4,124,338	(a)
Airspeed Ltd., 2007-1A G1W	0.974%	4/15/24	9,566,224	7,619,498	(a)(b)
ALM Loan Funding, 2015-12A A1	2.430%	4/16/27	7,500,000	7,514,887	(a)(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.627%	7/25/32	737,205	724,202	(b)
Apidos CLO, 2013-16A B	3.678%	1/19/25	3,350,000	3,346,285	(a)(b)
Apidos CLO, 2014-18A A1	2.294%	7/22/26	3,000,000	3,000,402	(a)(b)
Apidos CLO, 2015-22A A1	2.381%	10/20/27	5,000,000	5,014,280	(a)(b)
Apollo Credit Funding Ltd., 2004A A2	2.630%	4/15/27	2,750,000	2,761,327	(a)(b)
Ares CLO Ltd., 2015-1A A1R	2.313%	12/5/25	15,250,000	15,242,375	(a)(b)
Argent Securities Inc., 2006-W4 A2B	0.694%	5/25/36	119,323	39,800	(b)
Atrium CDO Corp., 2009-A A	2.237%	2/28/24	1,810,000	1,812,623	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2004-HE10 M1	1.559%	12/25/34	5,980,077	5,694,717	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	1.154%	9/25/34	33,186	32,856	(b)
BlueMountain CLO Ltd., 2012-2A AR	2.304%	11/20/28	3,000,000	3,000,000	(a)(b)
BlueMountain CLO Ltd., 2015-1A A1R	2.281%	4/13/27	7,000,000	6,996,500	(a)(b)
Brazos Student Finance Corp., 2009-1 AS	3.497%	12/27/39	5,900,000	6,227,141	(b)
Carlyle Global Market Strategies, 2013-3A A1A	2.000%	7/15/25	4,000,000	3,996,248	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	2.350%	10/15/25	1,000,000	1,005,845	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.680%	10/15/25	1,000,000	1,001,255	(a)(b)
Carlyle Global Market Strategies, 2015-1A A	2.411%	4/20/27	3,250,000	3,255,447	(a)(b)
Cathedral Lake Ltd., 2015-2A AX	2.130%	7/15/27	1,833,333	1,831,951	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CDC Mortgage Capital Trust, 2002-HE1 A	1.376%	1/25/33	$182,337	$169,105	(b)
Cent CLO LP, 2013-17A A1	2.187%	1/30/25	1,826,000	1,820,869	(a)(b)
CIFC Funding Ltd., 2014-1A B1	2.882%	4/18/25	5,250,000	5,250,058	(a)(b)
Commonbond Student Loan Trust, 2015-A A1	3.200%	6/25/32	1,948,210	1,947,242	(a)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	10,520,000	9,848,824	(a)(c)
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	23,692	528	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	1.376%	9/25/33	890,625	839,341	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	1.096%	12/25/36	485,825	245,895	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	5.923%	2/3/29	15,060	14,953	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.205%	10/25/36	2,423,656	2,494,037	(a)
FBR Securitization Trust, 2005-5 M1	1.282%	11/25/35	10,261,000	9,308,344	(b)
Flatiron CLO Ltd., 2013-1A B	3.630%	1/17/26	1,000,000	1,004,683	(a)(b)
Galaxy CLO Ltd., 2015-19A A1A	2.432%	1/24/27	1,845,000	1,844,220	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	4.037%	2/20/32	425,000	383,798	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.038%	3/13/32	1,175,000	1,056,888	(b)
GSAA Home Equity Trust, 2005-6 A3	0.962%	6/25/35	3,568,456	3,538,577	(b)
GSAA Home Equity Trust, 2005-9 2A4	1.022%	8/25/35	6,500,000	5,778,557	(b)
GT Loan Financing Ltd., 2013-1A A	2.160%	10/28/24	6,250,000	6,246,837	(a)(b)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	3,900,000	3,871,909	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	13,200,000	13,313,111	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.772%	2/25/36	1,868,943	1,801,054	(b)
JFIN CLO Ltd., 2016-1A A2A	1.557%	7/27/28	7,500,000	7,247,452	(a)(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.946%	5/25/35	139,579	137,498	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	1.264%	1/21/31	91,799	86,733	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1	1.184%	4/21/31	7,118,216	6,783,395	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	2.056%	11/25/34	1,912,718	1,897,637	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4	1.686%	4/25/35	12,118,986	11,835,593	(b)
Magnetite CLO Ltd., 2014-9A A1	2.302%	7/25/26	13,808,000	13,813,689	(a)(b)
Magnetite CLO Ltd., 2016-18A A	2.263%	11/15/28	11,140,000	11,146,216	(a)(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A1	1.056%	5/25/37	7,839,695	6,627,615	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R7 1A	4.250%	2/26/29	10,005,939	9,841,202	(a)(b)
National Collegiate Student Loan Trust, 2006-4 A3	1.016%	2/26/29	6,212,543	6,025,445	(b)
Oak Hill Credit Partners Ltd., 2014-10A A	2.351%	7/20/26	3,585,000	3,585,366	(a)(b)
Oaktree CLO Ltd., 2014-1A A1	2.402%	2/13/25	2,000,000	2,003,062	(a)(b)
OHA Loan Funding Ltd., 2014-1A A1	2.411%	10/20/26	5,400,000	5,400,265	(a)(b)
OHA Loan Funding Ltd., 2015-1A AR	2.347%	8/15/29	2,900,000	2,898,550	(a)(b)

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
OZLM Ltd., 2014-8A B	3.880%	10/17/26	$1,000,000	$1,001,601	(a)(b)
OZLM Ltd., 2015-12A A1	2.337%	4/30/27	8,250,000	8,260,312	(a)(b)
Panhandle-Plains Higher Education Authority Inc., 2011-1 A3	1.796%	10/1/37	12,200,000	12,031,664	(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	4,012,770	4,111,846	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.536%	1/25/31	245,858	179,642	(b)
RAAC Series, 2007-RP1 A	0.874%	5/25/46	24,378,931	23,279,180	(a)(b)
Regatta VII Funding Ltd., 2016-1A B2	2.654%	12/20/28	7,000,000	6,890,135	(a)(b)
Residential Asset Securities Corp., 2001-KS2 AII	1.216%	6/25/31	118,620	111,487	(b)
Saranac CLO Ltd., 2014-2A B	2.961%	2/20/25	750,000	749,240	(a)(b)
Saxon Asset Securities Trust, 2005-1 M1	1.274%	5/25/35	2,902,052	2,791,794	(b)
Shackleton CLO Ltd., 2013-4A B1	2.878%	1/13/25	5,800,000	5,796,543	(a)(b)
SLM Student Loan Trust, 2007-2 A4	0.942%	7/25/22	14,580,000	13,789,357	(b)
SLM Student Loan Trust, 2007-7 B	1.632%	10/27/70	4,150,000	3,379,429	(b)
SLM Student Loan Trust, 2008-5 A4	2.582%	7/25/23	9,106,811	9,157,523	(b)
SLM Student Loan Trust, 2011-A A3	3.204%	1/15/43	3,125,000	3,238,152	(a)(b)
SLM Student Loan Trust, 2012-3 A	1.406%	12/26/25	11,371,329	11,070,397	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	1,391,424	1,359,235	(a)
Small Business Administration, 2015-10A 1	2.517%	3/10/25	1,254,088	1,265,358
Small Business Administration Participation Certificates, 2013-20L 1	3.380%	12/1/33	2,348,951	2,426,349
Small Business Administration Participation Certificates, 2015-20A 1	2.520%	1/1/35	3,292,415	3,255,533
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	784,638	774,071
Solarcity LMC Series LLC, 2016-A A	4.800%	9/20/48	8,141,687	7,685,653	(a)
Structured Asset Investment Loan Trust, 2004-1 A3	1.556%	2/25/34	7,680,724	7,349,128	(b)
Structured Asset Securities Corp., 2004-6XS A5B	6.050%	3/25/34	859,788	867,508
Symphony CLO Ltd., 2012-9A AR	2.303%	10/16/28	750,000	750,460	(a)(b)
Symphony CLO Ltd., 2014-14A A1	2.251%	7/14/26	1,500,000	1,500,557	(a)(b)
Symphony CLO Ltd., 2016-17A A1	2.380%	4/15/28	5,250,000	5,267,435	(a)(b)
TCI-Flatiron CLO Ltd., 2016-1A A	1.000%	7/17/28	11,500,000	11,540,008	(a)(b)
TCI-Symphony CLO, 2016-1A B1	2.719%	10/13/29	6,750,000	6,693,975	(a)(b)
Venture CDO Ltd., 2016-24A A1D	2.240%	10/20/28	5,500,000	5,505,005	(a)(b)
Voya CLO Ltd., 2014-2A A1	2.330%	7/17/26	2,365,000	2,366,637	(a)(b)
ZAIS CLO 2 Ltd., 2014-2A A1B	3.570%	7/25/26	7,000,000	7,000,924	(a)
ZAIS CLO 5 Ltd., 2016-2A A1	2.414%	10/15/28	3,500,000	3,474,013	(a)(b)
Ziggurat CLO Ltd., 2014-1A B1	2.980%	10/17/26	4,000,000	3,995,972	(a)(b)
Total Asset-Backed Securities (Cost — $423,703,485)				424,402,932

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 11.8%
American Home Mortgage Assets, 2006-4 1A12	0.966%	10/25/46	$1,033,377	$685,499	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	1.436%	2/25/45	2,792,864	2,639,894	(b)
APS Resecuritization Trust, 2015-3 1A	1.214%	10/27/46	21,565,525	20,032,934	(a)(b)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	290,000	291,068	(a)
Banc of America Funding Corp., 2005-E 8A1	2.028%	6/20/35	85,599	53,934	(b)
Banc of America Funding Corp., 2006-H 1A1	2.914%	9/20/46	371,228	307,335	(b)
Banc of America Funding Corp., 2015-R3 3A1	1.283%	4/29/47	9,512,528	9,301,626	(a)(b)
Banc of America Funding Corp., 2015-R3 9A1	0.734%	2/27/37	15,924,930	14,882,627	(a)(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	3.124%	12/25/34	45,920	44,551	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	3.346%	2/25/35	11,310	11,063	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.604%	11/25/34	2,144,977	2,094,393	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.762%	6/25/47	4,064,088	3,258,737	(b)
CD Commercial Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	6,870,000	7,046,078	(b)
CG-CCRE Commercial Mortgage Trust, 2014-FL1 A	1.488%	6/15/31	2,384,289	2,383,153	(a)(b)
CGBAM Commercial Mortgage Trust, 2016-IMC D	6.104%	11/15/21	33,440,000	33,836,331	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,980,000	2,054,049
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	5,451,000	3,809,679
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	283,455
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	500,000	530,284
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	473,057	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.083%	10/10/46	210,000	217,214	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	441,000	452,942	(a)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,530,000	4,805,517	(a)(b)
Commercial Mortgage Trust, 2013-CR13 XA, IO	0.955%	12/10/23	30,491,320	1,227,757	(b)
Commercial Mortgage Trust, 2014-277P A	3.611%	8/10/49	4,180,000	4,330,965	(a)(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.389%	3/10/47	22,147,821	1,428,178	(b)
Commercial Mortgage Trust, 2015-LC21 D	4.312%	7/10/48	11,710,000	8,785,631	(b)
Commercial Mortgage Trust, 2016-SAVA A	2.424%	10/15/34	7,235,000	7,269,046	(a)(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.946%	7/25/46	1,224,776	1,007,053	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	1.356%	5/25/35	3,720,724	3,119,134	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 2A1	1.196%	5/25/35	1,703,752	1,142,852	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.442%	4/25/35	61,868	42,175	(b)

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Trust, 2015-02R 7A3	2.584%	8/27/36	$2,788,233	$2,779,462	(a)(b)
Credit Suisse Mortgage Trust, 2015-03R 4A1	0.784%	12/29/35	19,148,721	17,940,894	(a)(b)
Credit Suisse Mortgage Trust, 2015-12R 2A1	1.034%	11/30/37	23,397,529	21,998,885	(a)(b)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	1,570,000	1,644,754	(a)
Credit Suisse Mortgage Trust, 2016-BDWN A	3.439%	2/15/29	26,910,000	27,131,496	(a)(b)
CSAIL Commercial Mortgage Trust, 2016-C7 C	4.394%	11/15/49	11,673,000	10,582,709	(b)
CSAIL Commercial Mortgage Trust, 2016-C7 D	4.394%	11/15/49	10,050,000	7,048,533	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	1.206%	6/25/34	384,066	351,108	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1	0.828%	4/15/36	10,839,686	9,830,858	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	1.026%	10/19/45	1,461,823	1,243,249	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	1,274	1,315
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	6,431,642	7,027,783
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	5.586%	11/15/36	915,529	137,206	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.726%	2/15/37	2,236,754	422,148	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.326%	9/15/37	1,678,214	261,135	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.526%	1/15/40	555,701	99,288	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	2,334,267	2,508,581
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,147,975	9,051,827
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.246%	10/15/41	2,219,932	369,840	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.346%	8/15/39	1,679,039	231,924	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.346%	7/15/42	384,431	84,795	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	3,224,971	322,270
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.296%	8/15/42	2,795,439	543,482	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	1,781,523	237,743
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	5.496%	5/15/39	1,605,843	218,485	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4194 BI, IO, PAC	3.500%	4/15/43	14,951,570	2,189,302
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.546%	9/15/42	1,594,490	275,442	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	4,029,289	439,644
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	2,719,567	435,761
Federal Home Loan Mortgage Corp. (FHLMC), 4310 SA, IO	5.246%	2/15/44	3,499,058	598,230	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4335 SW, IO	5.296%	5/15/44	1,379,076	250,676	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	2.110%	4/15/41	3,068,876	183,959	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	651	639
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	4,118,289	4,627,320

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	$2,807	$216
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	922,348	96,431
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO	5.396%	8/15/44	894,083	204,553	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.125%	4/25/20	20,135,401	526,651	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.783%	7/25/21	5,919,666	361,777	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 A1	2.061%	10/25/20	2,748,432	2,758,817
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.540%	10/25/21	2,009,762	121,655	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K027 A2	2.637%	1/25/23	3,490,000	3,525,163
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K036 X1, IO	0.776%	10/25/23	80,695,626	3,433,421	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.321%	6/25/21	13,379,405	601,493	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KJ03 A2	2.328%	6/25/21	3,701,000	3,706,203
Federal National Mortgage Association (FNMA), 2006-115 EI, IO	5.884%	12/25/36	2,042,548	396,840	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	5.724%	4/25/40	1,323,160	272,811	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,877,005
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,406,395	1,607,662
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	5.944%	10/25/26	730,715	99,982	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	495,390	546,504
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	1,978,923	2,242,805
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	802,150	920,744
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	5.894%	2/25/41	817,592	119,316	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	3,316,317	359,024
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	166,920	146,145
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	5.894%	3/25/42	2,462,064	434,483	(b)

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	$125,190	$109,578
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	5.844%	7/25/42	748,478	146,123	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	2,463,384	250,418
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.394%	11/25/42	1,378,032	272,952	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.394%	12/25/42	1,947,415	345,637	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.394%	12/25/42	1,446,580	332,200	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	3,809,609	368,618
Federal National Mortgage Association (FNMA), 2012-M13 X2, IO	0.741%	5/25/22	122,864,938	3,853,450	(b)
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.183%	2/25/17	6,951,033	19,867	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	3,640,320	4,153,240
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	8,668,824	9,623,330
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	3,384,235	540,975
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	3,371,955	292,853
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	4,821,347	744,345
Federal National Mortgage Association (FNMA), 2013-126 CS, IO	5.394%	9/25/41	4,930,105	632,779	(b)
Federal National Mortgage Association (FNMA), 2013-M1 X2, IO	0.613%	8/25/22	97,307,764	2,495,146	(b)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	2.133%	8/25/44	15,340,479	1,058,209	(b)
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.104%	1/25/24	130,326,202	711,933	(b)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO	5.394%	8/25/45	1,916,744	482,769	(b)
Federal National Mortgage Association (FNMA), 2015-M4 X2, IO	0.566%	7/25/22	122,544,830	2,955,205	(b)
Federal National Mortgage Association (FNMA), 2015-M7 X2, IO	0.526%	12/25/24	93,585,888	3,162,379	(b)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO	5.344%	9/25/46	12,929,705	2,339,683	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2016-M7 A2	2.499%	9/25/26	$4,150,000	$3,925,634
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	1	6
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	49	698
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	2,131	2,062
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M1	1.956%	7/25/24	1,486,674	1,490,586	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1	2.042%	1/25/29	31,704,413	31,860,715	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C05 2M1	1.942%	1/25/29	29,137,760	29,201,863	(a)(b)
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	818,045	184,662
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	260,505	50,442
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	129,386	25,012	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	127,632	22,709	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	172,706	32,001
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	931,289	196,015
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	3,807,858	322,987
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	4,493,132	386,639
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	3,157,140	606,978
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	3,090,184	631,680
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	2,508,516	460,426
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	1,687,112	340,006
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	55,669,422	465,708	(a)
GE Business Loan Trust, 2007-1A A	0.874%	4/16/35	2,219,678	2,092,384	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	2,081,166	2,079,253	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,166,664

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	5.761%	3/20/39	$428,158	$40,170	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	5.741%	4/20/40	297,504	45,860	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,493,642
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	2,268,518	2,399,167
Government National Mortgage Association (GNMA), 2010-076 CS, IO	5.811%	6/20/40	3,796,113	749,862	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	5.911%	1/20/40	601,640	88,425	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	14,326,482	15,159,508
Government National Mortgage Association (GNMA), 2010-H03 FA	1.156%	3/20/60	2,914,587	2,906,265	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.606%	5/20/60	1,475,471	1,490,731	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.880%	8/20/58	1,000,110	989,959	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.910%	12/20/60	1,526,583	1,512,154	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.930%	12/20/60	3,358,923	3,332,352	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.726%	9/16/46	39,329,699	1,047,657	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	1.030%	1/20/61	2,030,614	2,022,663	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	1.030%	12/20/60	2,342,769	2,331,201	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.980%	2/20/61	1,987,054	1,974,082	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	1.010%	3/20/61	3,989,591	3,968,934	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	1.030%	3/20/61	2,959,514	2,945,893	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.070%	4/16/53	23,923,919	1,007,049	(b)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.311%	3/20/42	4,074,636	775,063	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.614%	3/16/49	15,769,639	474,904	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	23

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	$2,942,123	$278,427
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	575,551	42,783
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.393%	8/16/42	1,908,804	305,675	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.311%	2/16/53	16,044,725	441,737	(b)
Government National Mortgage Association (GNMA), 2012-124 AS, IO	5.493%	10/16/42	1,869,318	351,069	(b)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.481%	5/16/54	20,739,981	622,959	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.769%	9/16/51	55,843,142	2,955,487	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.077%	9/16/44	19,141,199	1,050,184	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.158%	2/16/46	26,233,546	1,620,685	(b)
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.791%	6/16/55	13,367,179	540,668	(b)
Government National Mortgage Association (GNMA), 2013-188 CI, IO	3.500%	3/20/39	9,121,344	736,237
Government National Mortgage Association (GNMA), 2014-005 SP, IO, PAC	5.443%	6/16/43	2,161,281	288,779	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.763%	2/16/48	5,504,415	248,165	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.919%	9/16/55	18,563,766	1,063,266	(b)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	0.819%	1/16/57	9,070,991	631,287	(b)
Government National Mortgage Association (GNMA), 2014-118 HS, IO	5.461%	8/20/44	14,700,897	3,267,636	(b)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	4,736,472	474,593
Government National Mortgage Association (GNMA), 2014-175 AB	2.600%	6/16/47	1,761,253	1,775,746
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.790%	8/16/54	44,417,349	2,489,859	(b)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.859%	11/16/55	16,284,045	1,011,573	(b)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	5,408,037	1,107,762

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2016-036 IO	0.936%	8/16/57	$63,746,124	$4,807,350	(b)
Government National Mortgage Association (GNMA), 2016-045 IO, IO	1.006%	2/16/58	63,563,429	4,844,182	(b)
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	30,530,745	6,395,132
Government National Mortgage Association (GNMA), 2016-135 SB, IO	5.393%	10/16/46	3,274,677	750,251	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	1.054%	10/25/45	562,797	488,763	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,120,000	1,230,593	(b)
GS Mortgage Securities Trust, 2014-GC24 D	4.529%	9/10/47	2,500,000	1,889,890	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	139,430	139,999
HarborView Mortgage Loan Trust, 2005-9 2A1A	1.079%	6/20/35	428,283	400,825	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B	1.109%	6/20/35	9,038,045	8,483,122	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	1.042%	7/25/34	124,118	122,507	(b)
Hudson Yards, 2016-10HY A	2.835%	8/10/38	9,560,000	9,210,642	(a)
IMPAC Secured Assets Corp., 2007-2 2A	1.006%	4/25/37	2,977,894	2,694,993	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	3.016%	9/25/35	35,738	29,871	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.046%	11/15/45	940,000	988,944	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	490,000	532,132	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 XA, IO	1.094%	8/15/47	62,214,932	3,722,662	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 A4	3.801%	9/15/47	540,000	563,450
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.560%	9/15/47	1,540,000	1,512,199	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 A5	3.822%	7/15/48	1,960,000	2,042,992
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	13,230,000	13,770,146
JPMDB Commercial Mortgage Securities Trust, 2016-C4 A3	3.141%	12/15/49	6,030,000	5,993,977
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AM	5.372%	5/15/47	2,535,185	2,534,352
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11 AS	3.216%	4/15/46	2,000,000	2,007,736
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 B	2.984%	11/15/31	8,780,000	8,597,894	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.454%	5/15/28	4,650,000	4,275,590	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 A5	2.870%	8/15/49	7,050,000	6,805,739
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP4 C	3.462%	12/15/49	7,190,000	6,380,895	(b)
Latitude Management Real Estate Capital, 2015-CRE1 A	2.274%	2/22/32	6,670,000	6,679,678	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	25

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Latitude Management Real Estate Capital, 2015-CRE1 B	4.024%	2/22/32	$4,000,000	$4,044,036	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.512%	6/15/36	1,406,173	7,128	(a)(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.842%	12/25/34	62,870	60,227	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	405,670	391,985	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	77,708	78,101	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	1.106%	5/25/35	596,906	461,419	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A9 3A1	3.181%	12/25/35	43,470	39,976	(b)
Merrill Lynch Mortgage Investors Trust, 2006-1 1A	2.986%	2/25/36	169,722	156,228	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.718%	8/15/45	9,154,285	491,732	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	426,000	428,234
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.084%	7/15/46	510,000	544,897	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A4	3.720%	12/15/49	6,990,000	7,130,981
Morgan Stanley Capital I Trust, 2016-UB12 C	4.151%	12/15/49	7,200,000	6,795,526	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.966%	7/25/35	1,169,175	1,029,205	(b)
Morgan Stanley Re-remic Trust, 2015-R4 1A1	0.834%	8/26/47	13,026,976	12,283,003	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R6 2A1	0.822%	7/26/45	14,089,125	13,435,195	(a)(b)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	1.737%	5/10/19	18,060,000	18,020,756	(a)(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	7,100,000	7,028,994	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	16,659,272	17,229,786	(a)(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	240,614	235,308	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	106,662	85,880
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	4,251,996	4,191,303	(a)(b)
Nomura Resecuritization Trust, 2015-5R 4A1	2.514%	7/26/37	17,186,824	16,655,693	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-2 AI3	1.076%	4/25/35	1,038,660	1,028,160	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	3,200,927	3,200,908	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	1,004,812	1,010,620	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	393,311	366,319	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	23,091,521	21,848,089	(a)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,303,619	1,319,045
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.784%	2/25/24	5,480,000	5,606,181	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	2.234%	4/25/24	21,914,769	22,094,527	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.984%	8/25/24	3,458,443	3,468,350	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	3.084%	8/25/24	3,104,671	3,130,935	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M2	3.234%	10/25/24	1,385,228	1,396,980	(b)

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.656%	7/25/28	$23,680,000	$24,376,483	(b)
Structured ARM Loan Trust, 2004-10 2A	2.973%	8/25/34	3,053,773	3,050,713	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.904%	10/25/35	511,814	426,642	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	444,036	446,998
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.089%	5/10/45	63,144,359	5,639,448	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.779%	9/25/33	26,365	26,669	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	85,411	85,746
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.912%	8/25/45	5,033,857	4,833,789	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.882%	10/25/45	1,865,726	1,784,788	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.854%	12/25/45	6,643,492	6,291,675	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.874%	12/25/45	99,996	93,178	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.589%	9/25/36	241,667	215,270	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	5,937	6,449
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	16,243,790	15,870,991	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-C30 XA, IO	1.013%	9/15/58	58,712,451	3,679,621	(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 XA, IO	1.194%	5/15/48	48,700,283	3,203,719	(b)
Wells Fargo Commercial Mortgage Trust, 2016-BNK1 A3	2.652%	8/15/49	21,130,000	20,115,739
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	138,840	138,930	(a)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	2.078%	12/15/45	12,885,740	905,563	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	250,000	266,817	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.235%	3/15/47	10,343,388	595,725	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 AS	3.891%	8/15/47	2,767,000	2,824,055
WF-RBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	5,160,000	5,344,672	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.157%	8/15/47	36,367,923	2,168,532	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.848%	10/15/57	3,980,000	3,988,806	(b)
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,916,000	2,951,022
Total Collateralized Mortgage Obligations (Cost — $896,307,737)				875,299,845
Corporate Bonds & Notes — 24.1%
Consumer Discretionary — 1.5%
Automobiles — 0.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	3,150,000	2,990,632

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	27

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	$1,020,000	$1,176,245
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	4,720,000	4,726,886
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,230,000	5,775,845
General Motors Co., Senior Notes	6.250%	10/2/43	5,514,000	6,095,611
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,160,000	1,162,188	(a)
Total Automobiles				21,927,407
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	3,230,000	3,288,453
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	1,520,000	1,546,898
Newell Brands Inc., Senior Notes	3.850%	4/1/23	2,850,000	2,956,325
Newell Brands Inc., Senior Notes	4.200%	4/1/26	3,610,000	3,768,046
Total Household Durables				8,271,269
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	3,390,000	3,866,451
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	89,988
Total Internet & Direct Marketing Retail				3,956,439
Media — 0.9%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	46,991
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	660,000	812,166
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	361,000	377,256
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,770,000	1,865,456
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	380,000	433,896
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	762,000	880,932
Comcast Corp., Notes	5.875%	2/15/18	900,000	943,654
Comcast Corp., Notes	7.050%	3/15/33	4,370,000	5,866,673
Comcast Corp., Senior Notes	6.300%	11/15/17	2,260,000	2,353,636
Comcast Corp., Senior Notes	3.375%	2/15/25	320,000	323,375
Comcast Corp., Senior Notes	3.375%	8/15/25	7,910,000	7,957,761
Comcast Corp., Senior Notes	4.200%	8/15/34	430,000	439,234
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,561,538
Comcast Corp., Senior Notes	3.200%	7/15/36	8,120,000	7,303,721
Comcast Corp., Senior Notes	6.950%	8/15/37	1,130,000	1,541,221
Comcast Corp., Senior Notes	6.550%	7/1/39	300,000	391,370

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	6.400%	3/1/40	$430,000	$559,684
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	60,868	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,530,000	3,542,750	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	2,110,000	2,279,473
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	2,830,000	3,180,071
Time Warner Cable LLC, Debentures	7.300%	7/1/38	450,000	553,564
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	1,350,000	1,528,270
Time Warner Cable LLC, Senior Notes	4.125%	2/15/21	2,720,000	2,812,050
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	910,000	1,057,949
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	7,198,000	7,676,271
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	1,320,000	1,341,926
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,260,000	2,421,140
Time Warner Inc., Senior Notes	3.800%	2/15/27	7,020,000	6,980,133
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	251,137
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	396,706
Viacom Inc., Senior Notes	4.250%	9/1/23	720,000	720,572
Viacom Inc., Senior Notes	3.875%	4/1/24	360,000	349,388
Total Media				70,810,832
Specialty Retail — 0.1%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	4,600,000	4,236,531
Total Consumer Discretionary				112,490,931
Consumer Staples — 2.8%
Beverages — 1.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	3,300,000	3,318,959
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	5,660,000	5,760,363
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	26,060,000	26,455,851
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	17,240,000	18,634,199
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,420,000	4,820,868
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,315,195
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,484,089
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	932,731
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,250,000	3,269,490
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	422,042
PepsiCo Inc., Senior Notes	4.000%	3/5/42	480,000	476,419
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,800,000	7,214,630	(a)
Total Beverages				77,104,836

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	29

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	2.750%	12/1/22	$210,000	$206,876
CVS Health Corp., Senior Notes	3.875%	7/20/25	5,136,000	5,298,298
CVS Health Corp., Senior Notes	5.125%	7/20/45	7,040,000	7,845,707
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	6,584,252	7,381,585
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	533,378	625,595
Kroger Co., Senior Notes	5.150%	8/1/43	180,000	194,056
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,850,000	3,756,853
Wal-Mart Stores Inc., Senior Notes	4.750%	10/2/43	2,000,000	2,242,684
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	3,530,000	3,465,051
Total Food & Staples Retailing				31,016,705
Food Products — 0.7%
Danone SA, Senior Bonds	2.589%	11/2/23	10,400,000	10,021,045	(a)
Danone SA, Senior Notes	2.077%	11/2/21	8,250,000	8,011,550	(a)
Danone SA, Senior Notes	2.947%	11/2/26	11,030,000	10,525,742	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,030,000	1,111,139	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	2,168,000	2,348,172
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	2,950,000	3,000,064
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	2,700,000	2,735,195
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,760,000	1,846,414
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,680,000	1,758,644
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	1,075,000	1,095,204
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	2,560,000	2,654,400
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	686,084	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,861,955	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	670,000	688,730	(a)
Total Food Products				48,344,338
Tobacco — 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,230,000	3,811,310
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,740,621
Altria Group Inc., Senior Notes	2.850%	8/9/22	3,620,000	3,624,434
Altria Group Inc., Senior Notes	5.375%	1/31/44	3,130,000	3,615,532
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,773,471
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,544,009
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,602,069
Reynolds American Inc., Senior Notes	8.125%	6/23/19	5,000,000	5,704,180
Reynolds American Inc., Senior Notes	3.250%	6/12/20	1,012,000	1,036,960
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,496,212

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Reynolds American Inc., Senior Notes	5.850%	8/15/45	$18,600,000	$22,024,744
Total Tobacco				51,973,542
Total Consumer Staples				208,439,421
Energy — 4.1%
Energy Equipment & Services — 0.2%
Ensco PLC, Senior Notes	5.200%	3/15/25	2,064,000	1,782,615
Halliburton Co., Senior Bonds	3.800%	11/15/25	3,990,000	4,053,429
Halliburton Co., Senior Notes	5.000%	11/15/45	1,200,000	1,294,134
Petrofac Ltd., Senior Notes	3.400%	10/10/18	3,730,000	3,775,218	(a)
Transocean Inc., Senior Notes	4.250%	10/15/17	4,370,000	4,413,700
Total Energy Equipment & Services				15,319,096
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	181,835
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	22,420,000	21,064,733
Apache Corp., Senior Notes	3.250%	4/15/22	1,320,000	1,340,736
Apache Corp., Senior Notes	6.000%	1/15/37	520,000	598,080
Apache Corp., Senior Notes	5.100%	9/1/40	4,770,000	4,990,283
Apache Corp., Senior Notes	4.750%	4/15/43	10,970,000	11,299,407
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	2,250,000	2,271,510
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	8,270,000	8,077,044
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	167,019
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,140,000	2,185,225
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	8,270,000	8,352,609
Chevron Corp., Senior Notes	2.954%	5/16/26	6,680,000	6,570,929
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	9,790,000	9,515,332
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	449,344
ConocoPhillips Co., Senior Notes	4.300%	11/15/44	3,550,000	3,531,213
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	640,000	804,837
Devon Energy Corp., Senior Notes	3.250%	5/15/22	420,000	417,335
Devon Energy Corp., Senior Notes	5.850%	12/15/25	8,400,000	9,543,551
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,390,000	2,461,690
Devon Energy Corp., Senior Notes	5.000%	6/15/45	7,130,000	7,004,049
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	830,000	1,053,141
Ecopetrol SA, Senior Notes	5.875%	5/28/45	16,130,000	13,936,320
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,010,000	3,732,770
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	570,000	624,742
EOG Resources Inc., Senior Notes	4.150%	1/15/26	2,080,000	2,176,710

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	31

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	$4,850,000	$4,843,428
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	5,590,000	5,725,692
Kerr-McGee Corp., Notes	6.950%	7/1/24	690,000	814,057
Kerr-McGee Corp., Notes	7.875%	9/15/31	10,000,000	12,805,210
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	1,500,000	1,522,860
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	390,000	384,657
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	2,001,000	2,043,509
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	460,000	466,829
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,970,000	5,172,214
Noble Energy Inc., Senior Notes	5.250%	11/15/43	3,550,000	3,616,080
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,720,000	1,758,015
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,740,000	2,651,155
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,650,000	5,878,865
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,850,000	1,882,625
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,800,000	3,701,356
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	2,723,000	2,757,037
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	10,510,000	10,278,780
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,005,528
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,070,000	2,944,744
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	13,833,000	13,625,505
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,770,000	2,922,350	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	6,500,000	5,409,300
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	4,333,000	3,943,030
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	3,280,000	3,349,382	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	4,960,000	5,198,030	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,240,000	3,461,153
Shell International Finance BV, Senior Notes	1.875%	5/10/21	1,040,000	1,016,826
Shell International Finance BV, Senior Notes	2.875%	5/10/26	8,930,000	8,633,453
Shell International Finance BV, Senior Notes	4.125%	5/11/35	1,620,000	1,654,119
Shell International Finance BV, Senior Notes	4.375%	5/11/45	4,800,000	4,862,290
Shell International Finance BV, Senior Notes	4.000%	5/10/46	11,590,000	11,083,042
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,196,993	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	6,750,000	7,014,316	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	13,380,000	16,871,725	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,373,000	2,675,557
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	370,000	422,725
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	29,640

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$1,103,000	$1,331,873
Total Oil, Gas & Consumable Fuels				290,304,394
Total Energy				305,623,490
Financials — 8.4%
Banks — 6.3%
Bank of America Corp., Notes	6.875%	4/25/18	740,000	786,553
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,156,512
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	559,359
Bank of America Corp., Senior Notes	2.600%	1/15/19	2,400,000	2,420,515
Bank of America Corp., Senior Notes	5.625%	7/1/20	400,000	439,821
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,130,000	7,153,814
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,818,422
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,609,687
Bank of America Corp., Senior Notes	3.875%	8/1/25	3,660,000	3,721,602
Bank of America Corp., Senior Notes	3.500%	4/19/26	5,100,000	5,032,027
Bank of America Corp., Senior Notes	5.000%	1/21/44	13,020,000	14,258,111
Bank of America Corp., Senior Notes	4.875%	4/1/44	7,480,000	8,116,331
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	1,220,000	1,257,256
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	6,040,000	6,152,972
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	3,210,000	3,214,032
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	18,000,000	18,217,908
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	3,010,000	3,528,611
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,540,000	1,590,954	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,580,000	4,445,322	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	2,460,000	2,476,425
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	5,997,037
BPCE SA, Subordinated Notes	5.150%	7/21/24	5,071,000	5,155,209	(a)
Citigroup Inc., Senior Notes	3.300%	4/27/25	15,960,000	15,636,379
Citigroup Inc., Senior Notes	8.125%	7/15/39	600,000	891,560
Citigroup Inc., Senior Notes	4.650%	7/30/45	8,858,000	9,336,757
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	5,080,000	5,197,094
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	2,058,334
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,340,993
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,500,000	1,513,692
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	30,230,000	30,709,025
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	558,023
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	675,000	783,237

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	33

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	$630,000	$798,529
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,589,000	1,711,631
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	800,000	800,923
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	171,889	(a)
Compass Bank, Subordinated Notes	3.875%	4/10/25	2,000,000	1,903,282
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	4,838,000	5,686,101	(a)(b)(d)
Cooperatieve Rabobank U.A., Senior Notes	3.375%	5/21/25	14,740,000	14,955,690
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	3,930,000	4,134,714
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	4,400,000	4,514,963
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	5,000,000	4,901,240
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	7,210,000	7,909,514	(a)(b)(d)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	463,979	(a)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	8,700,000	8,846,847
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	3,690,000	3,826,039
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	3,200,000	3,221,853
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,174,510
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	5,100,000	5,146,655
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,494,047	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	11,680,000	10,794,481	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	3,680,000	3,519,552	(b)(d)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,779,000	7,173,782
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	641,877
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	4,685,000	4,787,583
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	12,050,000	12,298,905
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	13,850,000	14,229,878
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	8,950,000	8,683,165
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,460,000	4,755,738
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	110,603	(a)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	12,600,000	12,769,369
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	5,000,000	5,064,460
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,270,000	5,662,078	(a)
Royal Bank of Canada, Senior Secured Bonds	1.875%	2/5/20	7,660,000	7,622,343
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,230,000	3,220,572
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	5,045,000	5,128,787
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,160,000	3,207,833
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	810,000	794,011	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	7,250,000	7,240,887	(a)

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	$3,050,000	$3,108,764	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/30/17	24,760,000	24,296,988	(b)(d)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	9,956,070
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	870,000	913,413	(b)(d)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,608,071
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	644,724
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	9,120,000	8,685,861
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	2,027,270
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	155,208
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	17,295,000	17,789,187
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	529,752
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	1,926,170
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,690,000	1,663,350
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	4,990,000	5,125,334
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	12,590,000	12,049,310
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	9,440,000	9,580,241
Wells Fargo Bank NA, Subordinated Notes	6.000%	11/15/17	880,000	913,257
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	8,000	8,320
Total Banks				469,483,174
Capital Markets — 1.1%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	756,241
CME Group Inc., Senior Notes	5.300%	9/15/43	1,195,000	1,399,939
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	510,000	529,673
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,900,000	4,003,249
Credit Suisse NY, Senior Notes	3.625%	9/9/24	2,970,000	2,989,843
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	1/30/17	32,000	26,115	(b)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	2,820,000	2,976,913
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,700,406
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,640,000	6,119,321
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	421,398
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	997,351
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	359,749
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,172,283
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,541,394
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	11,350,000	11,088,780
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	7,586,150
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	9,440,000	9,589,539

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	35

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	6.450%	5/1/36	$400,000	$476,709
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,400,000	1,728,786
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	15,800,000	16,616,228
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	370,000	371,383	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/30/17	1,430,000	0	*(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(c)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	*(c)(e)(f)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	564,218
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,457,162
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,040,000	2,234,226
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,570,000	3,688,242
State Street Corp., Senior Notes	3.300%	12/16/24	1,470,000	1,484,476
Total Capital Markets				83,879,774
Consumer Finance — 0.2%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,831
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,080,000	5,710,128
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	4,970,000	4,969,344
Total Consumer Finance				10,690,303
Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	5,178,000	5,366,220
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	470,000	494,087
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	215,763
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	8,744,000	8,739,829
ILFC E-Capital Trust II, Bonds	4.920%	12/21/65	4,180,000	3,678,400	(a)(b)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,740,000	4,492,675
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,640,000	3,828,709	(a)
Nationwide Building Society, Senior Notes	2.450%	7/27/21	4,580,000	4,519,123	(a)
Total Diversified Financial Services				31,334,806
Insurance — 0.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	5,673,000	5,701,365	(b)
American International Group Inc., Senior Notes	3.750%	7/10/25	730,000	734,711
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	680,651
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	1,160,000	1,159,734

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	$1,550,000	$1,570,012
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,737,000	8,355,960
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	2,810,000	3,646,605	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	4,408,000	4,768,385	(a)
Total Insurance				26,617,423
Total Financials				622,005,480
Health Care — 1.3%
Biotechnology — 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	2,670,000	2,644,603
Amgen Inc., Senior Notes	3.875%	11/15/21	2,700,000	2,826,406
Celgene Corp., Senior Notes	3.550%	8/15/22	1,200,000	1,230,708
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	602,933
Celgene Corp., Senior Notes	3.875%	8/15/25	3,780,000	3,834,092
Celgene Corp., Senior Notes	5.250%	8/15/43	1,150,000	1,213,107
Celgene Corp., Senior Notes	5.000%	8/15/45	2,310,000	2,401,776
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	1,630,000	1,673,073
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	2,160,000	2,190,104
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	1,140,000	1,139,041
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	5,000,000	5,173,355
Total Biotechnology				24,929,198
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	6,690,000	6,643,779
Abbott Laboratories, Senior Notes	4.750%	11/30/36	4,480,000	4,554,467
Abbott Laboratories, Senior Notes	4.900%	11/30/46	8,000,000	8,210,680
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	1,372,000	1,403,037
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,010,000	2,082,249
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	40,868
Medtronic Inc., Senior Notes	3.500%	3/15/25	3,385,000	3,485,582
Medtronic Inc., Senior Notes	4.625%	3/15/45	3,520,000	3,806,602
Total Health Care Equipment & Supplies				30,227,264
Health Care Providers & Services — 0.3%
Aetna Inc., Senior Notes	2.400%	6/15/21	3,350,000	3,334,831
Aetna Inc., Senior Notes	2.800%	6/15/23	850,000	837,258
Aetna Inc., Senior Notes	3.200%	6/15/26	4,270,000	4,224,179
Aetna Inc., Senior Notes	4.375%	6/15/46	1,250,000	1,255,184
Anthem Inc., Notes	7.000%	2/15/19	992,000	1,087,266
Anthem Inc., Senior Notes	5.875%	6/15/17	738,000	752,934

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	37

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Anthem Inc., Senior Notes	3.125%	5/15/22	$2,040,000	$2,041,034
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	355,300
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	749,432
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	834,682
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,695,464
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	1,140,000	1,180,167
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	790,978
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,145,711
Total Health Care Providers & Services				21,284,420
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,190,000	1,229,881
Pharmaceuticals — 0.3%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	2,090,000	2,121,369
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	2,540,000	2,542,992
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,490,000	1,474,790
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	840,000	824,656
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,050,000	3,074,501
Johnson & Johnson, Senior Notes	3.700%	3/1/46	3,790,000	3,734,526
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	2,250,000	2,209,189
Wyeth LLC, Notes	5.950%	4/1/37	1,510,000	1,900,255
Total Pharmaceuticals				17,882,278
Total Health Care				95,553,041
Industrials — 1.4%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	273,005
Boeing Co., Senior Notes	4.875%	2/15/20	4,440,000	4,827,101
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	7,029,000	7,181,614
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	614,000	652,793
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,321,464
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,404
United Technologies Corp., Senior Notes	4.500%	6/1/42	1,760,000	1,883,911
Total Aerospace & Defense				16,163,292
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,250,000	4,392,532
Airlines — 0.1%
Air 2 U.S., Notes	8.027%	10/1/19	1,103,763	1,158,261	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.648%	9/15/17	45,755	46,384

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	$315,794	$318,352
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	136,125	140,889
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	532,118	565,375
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	158,221	181,954
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	1,924,083	2,001,047
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	2,183,053	2,226,714
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	37,417	37,536
Total Airlines				6,676,512
Commercial Services & Supplies — 0.0%
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,013,951
Waste Management Inc., Senior Notes	3.500%	5/15/24	1,070,000	1,103,212
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	443,903
Total Commercial Services & Supplies				2,561,066
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	340,000	356,713
Eaton Corp., Senior Notes	1.500%	11/2/17	1,150,000	1,150,957
Eaton Corp., Senior Notes	2.750%	11/2/22	6,830,000	6,764,664
Eaton Corp., Senior Notes	4.150%	11/2/42	4,340,000	4,242,237
Total Electrical Equipment				12,514,571
Industrial Conglomerates — 0.5%
General Electric Co., Senior Notes	4.375%	9/16/20	1,063,000	1,142,567
General Electric Co., Senior Notes	4.625%	1/7/21	1,355,000	1,471,275
General Electric Co., Senior Notes	5.875%	1/14/38	770,000	969,067
General Electric Co., Senior Notes	6.875%	1/10/39	23,095,000	32,562,610
General Electric Co., Senior Notes	4.500%	3/11/44	2,894,000	3,106,637
General Electric Co., Subordinated Notes	5.300%	2/11/21	670,000	743,069
Total Industrial Conglomerates				39,995,225
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	1,530,000	1,546,468
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	771,050
Total Machinery				2,317,518
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	3,840,000	4,435,200	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	39

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Transportation — 0.2%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	$17,910,000	$16,119,000	(a)
Total Industrials				105,174,916
Information Technology — 1.2%
Communications Equipment — 0.1%
Harris Corp., Senior Notes	4.854%	4/27/35	1,730,000	1,817,607
Harris Corp., Senior Notes	5.054%	4/27/45	2,100,000	2,217,218
Total Communications Equipment				4,034,825
IT Services — 0.2%
MasterCard Inc., Senior Notes	3.375%	4/1/24	3,100,000	3,188,642
Visa Inc., Senior Notes	2.200%	12/14/20	1,820,000	1,825,658
Visa Inc., Senior Notes	3.150%	12/14/25	7,830,000	7,864,342
Visa Inc., Senior Notes	4.300%	12/14/45	3,420,000	3,609,858
Total IT Services				16,488,500
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	950,000	1,002,017
Intel Corp., Senior Notes	4.900%	7/29/45	1,230,000	1,375,980
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	5,875,000	6,126,509
Total Semiconductors & Semiconductor Equipment				8,504,506
Software — 0.3%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	17,430,000	16,466,069
Microsoft Corp., Senior Notes	3.450%	8/8/36	260,000	247,094
Oracle Corp., Senior Notes	1.200%	10/15/17	4,460,000	4,461,057
Total Software				21,174,220
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.450%	8/4/26	12,160,000	11,412,732
Apple Inc., Senior Notes	3.850%	8/4/46	5,000,000	4,790,705
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	8,330,000	8,503,314	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	13,380,000	13,844,888	(a)
Total Technology Hardware, Storage & Peripherals				38,551,639
Total Information Technology				88,753,690
Materials — 1.3%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	750,000	810,494
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	8,780,000	8,378,578	(a)
OCP SA, Senior Notes	4.500%	10/22/25	5,400,000	5,159,041	(a)

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	$690,000	$733,569
Total Chemicals				15,081,682
Metals & Mining — 1.0%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	91,000	99,541
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	6,047,000	6,203,260
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	924,000	970,990
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	840,000	857,314
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	10,000,000	10,576,290
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	603,748
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	6,270,000	6,459,856
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	910,000	917,363
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,930,000	2,155,733
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	5,950,000	6,678,875	(a)(b)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	514,000	528,135	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	4,780,000	4,660,500
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	687,000	721,350	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,960,064	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	3,000,000	3,067,500	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,020,000	8,263,944
Southern Copper Corp., Senior Notes	5.875%	4/23/45	5,970,000	5,860,904
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	8,194,000	8,071,090
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	6,150,000	5,980,875
Total Metals & Mining				76,637,332
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,309,559
Georgia-Pacific LLC, Senior Notes	8.875%	5/15/31	1,240,000	1,837,264
Total Paper & Forest Products				4,146,823
Total Materials				95,865,837
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	1,600,000	1,581,546	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	4,730,000	4,782,635	(a)
Total Real Estate				6,364,181
Telecommunication Services — 1.2%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Global Notes	5.800%	2/15/19	3,000,000	3,225,684
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	782,606

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	41

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
AT&T Inc., Senior Notes	3.400%	5/15/25	$10,087,000	$9,722,083
AT&T Inc., Senior Notes	4.350%	6/15/45	5,440,000	4,847,214
AT&T Inc., Senior Notes	4.500%	3/9/48	13,587,000	12,208,911
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	6,300,000	6,213,016	(a)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	520,242
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,092,888
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	670,000	716,976
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,120,000	3,013,633
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,560,000	3,936,445
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	8,070,000	8,044,111
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	9,266,000	11,573,021
Total Diversified Telecommunication Services				65,896,830
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,004,627
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	3,350,000	3,582,343
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,984,587
Sprint Spectrum Co., LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	13,470,000	13,495,189	(a)
Total Wireless Telecommunication Services				25,066,746
Total Telecommunication Services				90,963,576
Utilities — 0.8%
Electric Utilities — 0.7%
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	630,000	820,058
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	900,571
Duke Energy Corp., Senior Notes	3.750%	9/1/46	5,000,000	4,501,035
Exelon Corp., Bonds	5.625%	6/15/35	515,000	569,857
FirstEnergy Corp., Notes	7.375%	11/15/31	7,665,000	9,879,403
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,270,000	1,281,537
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,414,304
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	5,020,000	5,634,950	(g)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	7,320,000	9,160,746
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	288,634
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	5,758,263
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,231,029
PT Perusahaan Listrik Negara, Senior Notes	5.250%	10/24/42	4,404,000	3,886,530	(g)
Total Electric Utilities				48,326,917

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	$30,000	$30,312	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	4,850,000	6,072,404
Total Gas Utilities				6,102,716
Total Utilities				54,429,633
Total Corporate Bonds & Notes (Cost — $1,812,296,070)				1,785,664,196
Mortgage-Backed Securities — 21.4%
FHLMC — 6.2%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-3/1/44	21,823,217	23,885,477
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-11/1/41	8,919,431	9,736,081
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/24-3/1/39	1,371,399	1,611,474
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-8/1/43	56,968,147	60,318,211
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/29-11/1/39	740,742	843,616
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/23/32-1/18/47	118,400,000	121,238,626	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	6/1/32-9/1/39	751,364	852,621
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	22,708,918	23,483,369
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	4/1/35-4/1/38	3,160,549	3,505,817
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/18/47	215,700,000	214,184,578	(h)
Total FHLMC				459,659,870
FNMA — 10.7%
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-2/1/45	45,795,756	49,580,164
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-7/1/45	54,939,816	58,188,242
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-6/1/41	10,827,620	11,716,816
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	8,517,315	9,671,462
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	710,000	705,803
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	79,503	81,990
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	3,598,872	4,084,165
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	4,273,601	4,234,255
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-5/1/40	1,976,543	2,237,039
Federal National Mortgage Association (FNMA)	2.500%	1/23/32	77,400,000	77,522,447	(h)
Federal National Mortgage Association (FNMA)	3.000%	1/23/32-1/18/47	273,800,000	273,346,332	(h)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	4,564,619	5,097,039
Federal National Mortgage Association (FNMA)	2.545%	10/1/35	2,169,244	2,259,785	(b)
Federal National Mortgage Association (FNMA)	2.464%	11/1/35	759,318	789,682	(b)
Federal National Mortgage Association (FNMA)	2.470%	11/1/35	649,183	678,892	(b)
Federal National Mortgage Association (FNMA)	2.489%	11/1/35	751,601	784,098	(b)
Federal National Mortgage Association (FNMA)	2.516%	11/1/35	768,352	799,336	(b)
Federal National Mortgage Association (FNMA)	2.565%	11/1/35	850,805	884,844	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	43

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-1/1/46	$58,338,296	$59,973,821
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-11/1/46	26,863,372	26,713,388
Federal National Mortgage Association (FNMA)	3.500%	1/18/47	63,900,000	65,492,509	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/18/47	71,200,000	74,853,172	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/18/47	55,700,000	60,678,187	(h)
Total FNMA				790,373,468
GNMA — 4.5%
Government National Mortgage Association (GNMA)	8.000%	2/15/17-6/15/17	1,024	1,028
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	51,466	58,093
Government National Mortgage Association (GNMA)	6.500%	10/15/23-8/15/34	7,870,505	8,999,860
Government National Mortgage Association (GNMA)	7.000%	1/15/24-5/15/32	58,024	60,880
Government National Mortgage Association (GNMA)	6.000%	3/15/26-6/15/35	3,538,689	4,061,047
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	322,911	364,805
Government National Mortgage Association (GNMA)	5.000%	1/15/40	91,606	100,745
Government National Mortgage Association (GNMA)	3.500%	1/24/47	1,200,000	1,247,763	(h)
Government National Mortgage Association (GNMA) II	6.000%	9/20/36-2/20/42	5,335,862	6,038,057
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	1,043,218	1,200,133
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-3/20/41	6,211,885	6,696,804
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-11/20/40	1,146,822	1,262,723
Government National Mortgage Association (GNMA) II	3.000%	1/24/47	247,300,000	250,396,072	(h)
Government National Mortgage Association (GNMA) II	3.500%	1/24/47	53,700,000	55,821,778	(h)
Total GNMA				336,309,788
Total Mortgage-Backed Securities (Cost — $1,584,810,773)				1,586,343,126
Municipal Bonds — 0.1%
Illinois — 0.1%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	5,380,000	4,795,517

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 0.0%
American Municipal Power-Ohio Inc., OH, Revenue, Taxable-combined Hydroelectric Project Build America Bonds	7.834%	2/15/41	$150,000	$212,587
Total Municipal Bonds (Cost — $5,593,759)				5,008,104
Sovereign Bonds — 2.5%
Brazil — 0.1%
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	6,890,000	5,589,168
Colombia — 0.3%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	19,460,000	20,043,800
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	6,466,000	6,490,196	(g)
Republic of Indonesia, Notes	3.750%	4/25/22	280,000	281,048	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	316,504	(g)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,259,747	(g)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	368,241	(g)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	1,005,110	(a)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	3,420,000	3,325,331	(g)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	3,020,000	3,013,226	(g)
Total Indonesia				16,059,403
Mexico — 1.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	121,128
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	164,393
United Mexican States, Senior Notes	3.600%	1/30/25	10,660,000	10,276,240
United Mexican States, Senior Notes	4.750%	3/8/44	24,210,000	22,014,153
United Mexican States, Senior Notes	5.550%	1/21/45	45,610,000	46,636,225
United Mexican States, Senior Notes	4.600%	1/23/46	14,900,000	13,372,750
Total Mexico				92,584,889
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,070,000	1,343,385
Republic of Peru, Senior Bonds	5.625%	11/18/50	12,180,000	13,793,850
Total Peru				15,137,235
Poland — 0.5%
Republic of Poland, Senior Notes	5.000%	3/23/22	6,990,000	7,614,557
Republic of Poland, Senior Notes	4.000%	1/22/24	26,520,000	27,123,542
Total Poland				34,738,099
Total Sovereign Bonds (Cost — $191,303,569)				184,152,594

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	45

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$1,449,056	$1,663,814
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,256,181	4,053,495
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	13,607,093	12,882,134
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	4,148,640	4,527,457
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	24,163,575	22,736,498
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	39,398,193	39,564,690
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	57,541,630	57,870,940
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	30,282,853	29,283,549
Total U.S. Treasury Inflation Protected Securities (Cost — $170,332,507)				172,582,577

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $123.00		1/27/17	158	241,937
U.S. Treasury Long-Term Bonds Futures, Call @ $149.00		1/27/17	239	634,844
Total Purchased Options (Cost — $527,634)				876,781
Total Investments before Short-Term Investments (Cost — $7,426,256,686)				7,297,657,097

		Maturity Date	Face Amount
Short-Term Investments — 17.1%
U.S. Government Agencies — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $49,990,889)	0.411%	1/17/17	$50,000,000	49,990,889	(i)
Repurchase Agreements — 0.4%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/16; Proceeds at maturity — $19,200,939; (Fully collateralized by U.S. government obligations, 1.625% due 1/15/18; Market value — $19,584,000)	0.440%	1/3/17	19,200,000	19,200,000
Goldman Sachs & Co. repurchase agreement dated 12/30/16; Proceeds at maturity — $10,800,516; (Fully collateralized by U.S. government agency obligations, 1.375% due 1/28/19; Market value — $11,019,028)	0.430%	1/3/17	10,800,000	10,800,000
Total Repurchase Agreements (Cost — $30,000,000)				30,000,000

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2016 Annual Report

Western Asset Core Bond Fund

Security	Rate	Shares	Value
Money Market Funds — 16.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,189,383,141)	0.411%	1,189,383,141	$1,189,383,141
Total Short-Term Investments (Cost — $1,269,374,030)			1,269,374,030
Total Investments — 115.6% (Cost — $8,695,630,716#)			8,567,031,127
Liabilities in Excess of Other Assets — (15.6)%			(1,153,073,796)
Total Net Assets — 100.0%			$7,413,957,331

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Value is less than $1.

(f)	The coupon payment on these securities is currently in default as of December 31, 2016.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2016, the Fund held TBA securities with a total cost of $1,195,099,462 (See Note 1).

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $8,702,791,544.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	$117.75	2,700	$970,313
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	117.50	252	126,000
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	118.50	414	45,281
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	120.00	1,532	23,937

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	47

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	2/24/17	$117.75	1,247	$691,696
U.S. Treasury 5-Year Notes Futures, Call	2/24/17	120.00	492	26,906
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	124.00	1,610	1,333,281
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	125.00	895	321,641
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	124.50	507	285,188
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	123.50	179	206,969
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	126.50	183	17,156
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	126.00	105	14,766
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	125.00	392	269,500
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	127.00	497	100,953
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	126.00	238	89,250
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	127.50	464	72,500
U.S. Treasury 10-Year Notes Futures, Put	1/27/17	123.00	604	151,000
U.S. Treasury 10-Year Notes Futures, Put	1/27/17	124.00	205	112,109
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	150.00	537	1,090,781
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	151.00	576	864,000
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	154.00	334	167,000
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	153.00	166	124,500
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	152.00	85	91,641
U.S. Treasury Long-Term Bonds Futures, Call	2/24/17	156.00	205	144,141
U.S. Treasury Long-Term Bonds Futures, Put	1/27/17	148.00	166	119,312
Total Written Options (Premiums received — $6,463,663)				$7,459,821

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2016 Annual Report

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $8,695,630,716)	$8,567,031,127
Cash	6,025,508
Receivable for securities sold	171,595,778
Interest receivable	39,076,456
Receivable for Fund shares sold	16,750,658
Deposits with brokers for open futures contracts	14,129,331
Deposits with brokers for written options	9,301,697
Deposits with brokers for centrally cleared swap contracts	8,834,810
Deposits with brokers for TBA securities	3,035,000
Deposits with brokers for purchased options	1,093,264
Receivable from broker — variation margin on open futures contracts	1,036,243
OTC swaps, at value (premiums paid — $189,643)	258,497
Receivable for open OTC swap contracts	14,002
Principal paydown receivable	12,988
Prepaid expenses	432,700
Other assets	32,873
Total Assets	8,838,660,932

Liabilities:
Payable for securities purchased	1,401,560,842
Payable for Fund shares repurchased	8,403,235
Written options, at value (premiums received — $6,463,663)	7,459,821
Payable to broker — variation margin on centrally cleared swaps	2,192,658
Investment management fee payable	1,627,502
Distributions payable	1,343,349
Service and/or distribution fees payable	191,120
OTC swaps, at value (premiums received — $109,581)	96,593
Directors’ fees payable	31,679
Accrued expenses	1,796,802
Total Liabilities	1,424,703,601
Total Net Assets	$7,413,957,331

Net Assets:
Par value (Note 7)	$601,407
Paid-in capital in excess of par value	7,787,735,245
Undistributed net investment income	2,962,659
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(261,480,640)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(115,861,340)
Total Net Assets	$7,413,957,331

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	49

Statement of assets and liabilities (cont’d)

December 31, 2016

Net Assets:
Class A	$421,772,019
Class C	$56,993,713
Class C1	$17,523,359
Class FI	$176,954,509
Class R	$20,356,609
Class I	$4,723,260,063
Class IS	$1,997,097,059

Shares Outstanding:
Class A	34,228,275
Class C	4,623,305
Class C1	1,421,116
Class FI	14,350,705
Class R	1,650,438
Class I	383,291,788
Class IS	161,840,994

Net Asset Value:
Class A (and redemption price)	$12.32
Class C*	$12.33
Class C1*	$12.33
Class FI (and redemption price)	$12.33
Class R (and redemption price)	$12.33
Class I (and redemption price)	$12.32
Class IS (and redemption price)	$12.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.87

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2016 Annual Report

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$169,779,288

Expenses:
Investment management fee (Note 2)	24,148,584
Transfer agent fees (Note 5)	4,830,448
Service and/or distribution fees (Notes 2 and 5)	2,232,155
Fund accounting fees	413,163
Legal fees	215,669
Registration fees	196,065
Directors’ fees	176,041
Audit and tax fees	72,095
Shareholder reports	60,851
Insurance	59,260
Commitment fees (Note 8)	57,203
Fees recaptured by investment manager (Note 2)	38,357
Custody fees	28,462
Miscellaneous expenses	84,750
Total Expenses	32,613,103
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,182,884)
Net Expenses	29,430,219
Net Investment Income	140,349,069

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(22,619,216)
Futures contracts	69,014,308
Written options	50,407,418
Swap contracts	(25,346,365)
Net Realized Gain	71,456,145
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	(54,690,345)
Futures contracts	(5,062,865)
Written options	(1,967,572)
Swap contracts	19,650,047
Change in Net Unrealized Appreciation (Depreciation)	(42,070,735)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	29,385,410
Increase in Net Assets From Operations	$169,734,479

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	51

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$140,349,069	$102,476,544
Net realized gain	71,456,145	53,795,744
Change in net unrealized appreciation (depreciation)	(42,070,735)	(121,736,883)
Increase in Net Assets From Operations	169,734,479	34,535,405

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(143,923,734)	(105,830,951)
Decrease in Net Assets From Distributions to Shareholders	(143,923,734)	(105,830,951)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,133,895,845	2,167,458,977
Reinvestment of distributions	127,458,486	90,774,683
Cost of shares repurchased	(1,604,442,061)	(933,619,687)
Increase in Net Assets From Fund Share Transactions	2,656,912,270	1,324,613,973
Increase in Net Assets	2,682,723,015	1,253,318,427

Net Assets:
Beginning of year	4,731,234,316	3,477,915,889
End of year*	$7,413,957,331	$4,731,234,316
*Includes undistributed net investment income of:	$2,962,659	$6,217,012

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2016 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.13	$12.31	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.25	0.26	0.31	0.26	0.17
Net realized and unrealized gain (loss)	0.20	(0.17)	0.51	(0.53)	0.31
Total income (loss) from operations	0.45	0.09	0.82	(0.27)	0.48

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.32)	(0.29)	(0.19)
Total distributions	(0.26)	(0.27)	(0.32)	(0.29)	(0.19)

Net asset value, end of year	$12.32	$12.13	$12.31	$11.81	$12.37
Total return[3]	3.72%	0.75%	7.02%	(2.23)%	3.96%

Net assets, end of year (000s)	$421,772	$329,325	$164,153	$194,314	$263,926

Ratios to average net assets:
Gross expenses	0.85%[4]	0.91%	0.82%	0.87%	0.84%[5]
Net expenses[6]	0.83 [4,7]	0.90 [7]	0.82	0.87	0.84 [5]
Net investment income	2.03	2.14	2.50	2.13	2.06 [5]

Portfolio turnover rate[8]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective May 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.14	$12.32	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.16	0.18	0.20	0.17	0.11
Net realized and unrealized gain (loss)	0.21	(0.17)	0.54	(0.53)	0.30
Total income (loss) from operations	0.37	0.01	0.74	(0.36)	0.41

Less distributions from:
Net investment income	(0.18)	(0.19)	(0.23)	(0.20)	(0.12)
Total distributions	(0.18)	(0.19)	(0.23)	(0.20)	(0.12)

Net asset value, end of year	$12.33	$12.14	$12.32	$11.81	$12.37
Total return[3]	3.01%	0.09%	6.26%	(2.94)%	3.43%

Net assets, end of year (000s)	$56,994	$25,344	$11,177	$3,016	$1,897

Ratios to average net assets:
Gross expenses	1.52%	1.56%[4]	1.69%[4]	1.73%	1.47%[5]
Net expenses[6]	1.52	1.56 [4]	1.65 [4,7]	1.60 [7]	1.47 [5]
Net investment income	1.31	1.50	1.68	1.42	1.35 [5]

Portfolio turnover rate[8]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.14	$12.32	$11.82	$12.37	$12.40

Income (loss) from operations:
Net investment income	0.21	0.22	0.25	0.21	0.05
Net realized and unrealized gain (loss)	0.19	(0.16)	0.52	(0.52)	(0.03)
Total income (loss) from operations	0.40	0.06	0.77	(0.31)	0.02

Less distributions from:
Net investment income	(0.21)	(0.24)	(0.27)	(0.24)	(0.05)
Total distributions	(0.21)	(0.24)	(0.27)	(0.24)	(0.05)

Net asset value, end of year	$12.33	$12.14	$12.32	$11.82	$12.37
Total return[3]	3.31%	0.44%	6.56%	(2.53)%	0.17%

Net assets, end of year (000s)	$17,523	$20,219	$22,621	$27,827	$41,417

Ratios to average net assets:
Gross expenses	1.23%	1.22%	1.28%	1.27%	1.28%[4]
Net expenses[5]	1.23	1.22	1.28	1.27	1.28 [4]
Net investment income	1.65	1.82	2.09	1.72	1.63 [4]

Portfolio turnover rate[6]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$12.14	$12.32	$11.82	$12.37	$11.87

Income (loss) from operations:
Net investment income	0.26	0.27	0.32	0.27	0.28
Net realized and unrealized gain (loss)	0.20	(0.16)	0.51	(0.52)	0.52
Total income (loss) from operations	0.46	0.11	0.83	(0.25)	0.80

Less distributions from:
Net investment income	(0.27)	(0.29)	(0.33)	(0.30)	(0.30)
Total distributions	(0.27)	(0.29)	(0.33)	(0.30)	(0.30)

Net asset value, end of year	$12.33	$12.14	$12.32	$11.82	$12.37
Total return[2]	3.74%	0.84%	7.10%	(2.06)%	6.82%

Net assets, end of year (000s)	$176,955	$231,684	$213,225	$913,908	$942,713

Ratios to average net assets:
Gross expenses[3]	0.81%	0.82%	0.81%	0.83%	0.75%
Net expenses[3,4]	0.81	0.82	0.80 [5]	0.78 [5]	0.75 [5]
Net investment income	2.08	2.22	2.61	2.24	2.29

Portfolio turnover rate[6]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of total annual fund operating expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.79%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.77%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 0.75%. These expense limitations did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.14	$12.32	$11.82	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.21	0.24	0.27	0.22	0.14
Net realized and unrealized gain (loss)	0.20	(0.18)	0.52	(0.52)	0.31
Total income (loss) from operations	0.41	0.06	0.79	(0.30)	0.45

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.29)	(0.25)	(0.16)
Total distributions	(0.22)	(0.24)	(0.29)	(0.25)	(0.16)

Net asset value, end of year	$12.33	$12.14	$12.32	$11.82	$12.37
Total return[3]	3.41%	0.51%	6.70%	(2.42)%	3.73%

Net assets, end of year (000s)	$20,357	$6,790	$2,703	$963	$1,511

Ratios to average net assets:
Gross expenses	1.14%[4]	1.18%[4]	1.34%[4]	1.27%[4]	1.40%[5]
Net expenses[6]	1.14 [4]	1.15 [4,7]	1.15 [4,7]	1.15 [4,7]	1.15 [5,7]
Net investment income	1.69	1.92	2.22	1.84	1.72 [5]

Portfolio turnover rate[8]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$12.13	$12.31	$11.81	$12.37	$11.86

Income (loss) from operations:
Net investment income	0.30	0.32	0.35	0.30	0.31
Net realized and unrealized gain (loss)	0.20	(0.17)	0.51	(0.53)	0.53
Total income (loss) from operations	0.50	0.15	0.86	(0.23)	0.84

Less distributions from:
Net investment income	(0.31)	(0.33)	(0.36)	(0.33)	(0.33)
Total distributions	(0.31)	(0.33)	(0.36)	(0.33)	(0.33)

Net asset value, end of year	$12.32	$12.13	$12.31	$11.81	$12.37
Total return[2]	4.12%	1.21%	7.38%	(1.86)%	7.15%

Net assets, end of year (000s)	$4,723,260	$2,383,683	$1,746,415	$570,450	$938,146

Ratios to average net assets:
Gross expenses	0.54%	0.54%	0.52%	0.49%	0.52%
Net expenses	0.45 [3,4]	0.45 [3,4]	0.51 [3,4]	0.49	0.52
Net investment income	2.40	2.61	2.86	2.48	2.57

Portfolio turnover rate[5]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$12.15	$12.33	$11.82	$12.38	$11.87

Income (loss) from operations:
Net investment income	0.31	0.32	0.36	0.31	0.31
Net realized and unrealized gain (loss)	0.19	(0.17)	0.52	(0.53)	0.54
Total income (loss) from operations	0.50	0.15	0.88	(0.22)	0.85

Less distributions from:
Net investment income	(0.31)	(0.33)	(0.37)	(0.34)	(0.34)
Total distributions	(0.31)	(0.33)	(0.37)	(0.34)	(0.34)

Net asset value, end of year	$12.34	$12.15	$12.33	$11.82	$12.38
Total return[2]	4.14%	1.22%	7.53%	(1.81)%	7.23%

Net assets, end of year (000s)	$1,997,097	$1,734,190	$1,317,622	$1,128,974	$1,217,902

Ratios to average net assets:
Gross expenses	0.43%	0.44%[3]	0.45%[3]	0.45%[3]	0.45%
Net expenses[4]	0.43	0.44 [3]	0.45 [3,5]	0.44 [3,5]	0.45 [5]
Net investment income	2.44	2.61	2.92	2.57	2.51

Portfolio turnover rate[6]	81%	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.50%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 204%, 237%, 318%, 345% and 418% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2016 Annual Report	59

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

60	Western Asset Core Bond Fund 2016 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Bond Fund 2016 Annual Report	61

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. government & agency obligations	—	$2,263,326,942	—		$2,263,326,942
Asset-backed securities	—	406,868,455	$17,534,477		424,402,932
Collateralized mortgage obligations	—	848,239,201	27,060,644		875,299,845
Corporate bonds & notes:
Financials	—	622,005,480	0	*	622,005,480
Industrials	—	102,714,628	2,460,288		105,174,916
Other corporate bonds & notes	—	1,058,483,800	—		1,058,483,800
Mortgage-backed securities	—	1,586,343,126	—		1,586,343,126
Municipal bonds	—	5,008,104	—		5,008,104
Sovereign bonds	—	184,152,594	—		184,152,594
U.S. treasury inflation protected securities	—	172,582,577	—		172,582,577
Purchased options	$876,781	—	—		876,781
Total long-term investments	876,781	7,249,724,907	47,055,409		7,297,657,097
Short-term investments†:
U.S. government agencies	—	49,990,889	—		49,990,889
Repurchase agreements	—	30,000,000	—		30,000,000
Money market funds	1,189,383,141	—	—		1,189,383,141
Total short-term investments	1,189,383,141	79,990,889	—		1,269,374,030
Total investments	$1,190,259,922	$7,329,715,796	$47,055,409		$8,567,031,127
Other assets	—	—	31,387		31,387
Other financial instruments:
Futures contracts	3,784,545	—	—		3,784,545
Centrally cleared interest rate swaps	—	24,013,496	—		24,013,496
Centrally cleared credit default swaps on credit indices — sell protection	—	351,464	—		351,464
OTC credit default swaps on corporate issues — sell protection‡	—	31,199	—		31,199
OTC credit default swaps on credit indices — sell protection‡	—	227,298	—		227,298
Total other financial instruments	3,784,545	24,623,457	—		28,408,002
Total	$1,194,044,467	$7,354,339,253	$47,086,796		$8,595,470,516

62	Western Asset Core Bond Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$7,459,821	—	—	$7,459,821
Futures contracts	6,005,421	—	—	6,005,421
Centrally cleared interest rate swaps	—	$8,460,132	—	8,460,132
OTC credit default swaps on corporate issues — sell protection‡	—	96,593	—	96,593
Total	$13,465,242	$8,556,725	—	$22,021,967

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Core Bond Fund 2016 Annual Report	63

Notes to financial statements (cont’d)

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

64	Western Asset Core Bond Fund 2016 Annual Report

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaptions to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is

Western Asset Core Bond Fund 2016 Annual Report	65

Notes to financial statements (cont’d)

not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the total notional value of all credit default swaps to sell protection was $66,297,541. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap

66	Western Asset Core Bond Fund 2016 Annual Report

and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Core Bond Fund 2016 Annual Report	67

Notes to financial statements (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

68	Western Asset Core Bond Fund 2016 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Core Bond Fund 2016 Annual Report	69

Notes to financial statements (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $7,556,414. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $9,301,697, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

70	Western Asset Core Bond Fund 2016 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$320,312	$(320,312)

(a)

Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and effective December 19, 2016, Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that LMPFA receives from the Fund.

Effective May 1, 2016, LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82% for Class A shares. This arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

LMPFA has also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, so that the ratio of total annual fund operating expenses did not exceed 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.45% for Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for

Western Asset Core Bond Fund 2016 Annual Report	71

Notes to financial statements (cont’d)

Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $3,182,884.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2017	—	—	—	—	$5	$1,823,864	—
Expires December 31, 2018	$45,851	—	—	—	—	3,137,033	—
Total fee waivers/expense reimbursements subject to recapture	$45,851	—	—	—	$5	$4,960,897	—

For the year ended December 31, 2016, LMPFA recaptured $20,466, $16,366 and $1,525 for Class A, Class FI and Class R shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C Shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $48,565 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$39,765	$16,391	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

72	Western Asset Core Bond Fund 2016 Annual Report

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,495,565,521	$13,613,565,011
Sales	951,615,952	10,997,657,900

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,313,002
Gross unrealized depreciation	(214,073,419)
Net unrealized depreciation	$(135,760,417)

At December 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	575	6/17	$142,016,079	$142,017,812	$1,733
90-Day Eurodollar	1,157	3/18	284,813,434	284,506,300	(307,134)
90-Day Eurodollar	361	12/18	89,136,585	88,445,000	(691,585)
U.S. Treasury 2-Year Notes	2,688	3/17	583,010,738	582,456,000	(554,738)
U.S. Treasury 5-Year Notes	19,872	3/17	2,341,629,884	2,338,220,260	(3,409,624)
U.S. Treasury 10-Year Notes	1,936	3/17	240,858,854	240,608,500	(250,354)
					(5,211,702)
Contracts to Sell:
90-Day Eurodollar	7,801	3/17	1,930,069,234	1,929,967,400	101,834
U.S. Treasury Long-Term Bonds	592	3/17	88,396,514	89,188,500	(791,986)
U.S. Treasury Ultra 10-Year Notes	1,591	3/17	214,293,383	213,293,438	999,945
U.S. Treasury Ultra Long-Term Bonds	1,759	3/17	284,560,783	281,879,750	2,681,033
					2,990,826
Net unrealized depreciation on open futures contracts					$(2,220,876)

During the year ended December 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	12,056	$3,718,967
Options written	117,826	60,387,339
Options closed	(38,771)	(22,241,915)
Options exercised	(72)	(9,922)
Options expired	(76,454)	(35,390,806)
Written options, outstanding as of December 31, 2016	14,585	$6,463,663

Western Asset Core Bond Fund 2016 Annual Report	73

Notes to financial statements (cont’d)

At December 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$162,570,000	10/17/19	3-Month LIBOR-BBA quarterly	1.138% semi-annually	—	$(2,236,368)
Chicago Mercantile Exchange	91,800,000	6/13/21	3-Month LIBOR-BBA quarterly	1.185% semi-annually	—	(2,861,654)
Chicago Mercantile Exchange	160,000,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA quarterly	—	1,271,415
Chicago Mercantile Exchange	350,796,000	11/30/22	1.900% semi-annually	3-Month LIBOR-BBA quarterly	—	3,397,610
Chicago Mercantile Exchange	362,624,000	5/15/23	1.267% semi-annually	3-Month LIBOR-BBA quarterly	$5,154,637	13,430,840
Chicago Mercantile Exchange	25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR-BBA quarterly	(1,030,109)	(3,362,110)
Chicago Mercantile Exchange	91,560,000	6/13/26	1.580% semi-annually	3-Month LIBOR-BBA quarterly	12,256	5,913,631
Total	$1,244,650,000				$4,136,784	$15,553,364

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$2,710,000	6/20/21	0.82%	1.000% quarterly	$20,572	$20,976	$(404)
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	1,400,000	6/20/21	0.82%	1.000% quarterly	10,627	11,430	(803)
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 1.550%, due 2/9/18)	7,100,000	3/20/24	1.21%	1.000% quarterly	(96,593)	(109,581)	12,988
Total	$11,210,000				$(65,394)	$(77,175)	$11,781

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.IG.23 Index)	$52,870,000	12/20/19	1.000% quarterly	$818,997	$467,533	$351,464

74	Western Asset Core Bond Fund 2016 Annual Report

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$2,217,541	7/25/36	4.420% monthly	$227,298	$157,237	$70,061

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At December 31, 2016, the Fund held collateral from Bank of America Securities LLC in the amount of $303,234. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$876,781	—	$876,781
Futures contracts[3]	3,784,545	—	3,784,545
OTC swap contracts[4]	—	$258,497	258,497
Centrally cleared swap contracts[5]	24,013,496	351,464	24,364,960
Total	$28,674,822	$609,961	$29,284,783

Western Asset Core Bond Fund 2016 Annual Report	75

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$7,459,821	—	$7,459,821
Futures contracts[3]	6,005,421	—	6,005,421
OTC swap contracts[4]	—	$96,593	96,593
Centrally cleared swap contracts[5]	8,460,132	—	8,460,132
Total	$21,925,374	$96,593	$22,021,967

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(18,358,227)	$(107,618)	$(18,465,845)
Written options	50,407,418	—	50,407,418
Futures contracts	69,014,308	—	69,014,308
Swap contracts	(20,869,409)	(4,476,956)	(25,346,365)
Total	$80,194,090	$(4,584,574)	$75,609,516

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,072,537)	$94,227	$(978,310)
Written options	(1,967,572)	—	(1,967,572)
Futures contracts	(5,062,865)	—	(5,062,865)
Swap contracts	18,909,952	740,095	19,650,047
Total	$10,806,978	$834,322	$11,641,300

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

76	Western Asset Core Bond Fund 2016 Annual Report

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,321,952
Written options	4,374,258
Futures contracts (to buy)	3,425,760,210
Futures contracts (to sell)	2,693,891,316

Average Notional Balance
Interest rate swap contracts	$3,107,147,692
Credit default swap contracts (to buy protection)†	28,492,462
Credit default swap contracts (to sell protection)	127,544,230

†	At December 31, 2016, there were no open positions held in this derivative

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$876,781	—	$876,781
Futures contracts[5]	1,036,243	—	1,036,243
OTC swap contracts	258,497	$(227,298)	32,199
Total	$2,171,521	$(227,298)	$1,945,223

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$7,459,821	$(7,459,821)	—
Centrally cleared swap contracts[5]	2,192,658	(2,192,658)	—
OTC swap contracts	96,593	—	$96,593
Total	$9,749,072	$(9,652,479)	$96,593

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C,

Western Asset Core Bond Fund 2016 Annual Report	77

Notes to financial statements (cont’d)

Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$945,720	$608,157
Class C	496,909	46,738
Class C1	136,897	20,277
Class FI	589,825	286,849
Class R	62,804	25,154
Class I	—	3,827,025
Class IS	—	16,248
Total	$2,232,155	$4,830,448

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$45,851
Class C	—
Class C1	—
Class FI	—
Class R	—
Class I	3,137,033
Class IS	—
Total	$3,182,884

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$7,913,529	$6,140,296
Class C	677,103	278,664
Class C1	334,549	414,497
Class FI	5,061,070	4,725,728
Class R	219,943	111,175
Class I	81,904,248	53,022,623
Class IS	47,813,292	41,137,968
Total	$143,923,734	$105,830,951

78	Western Asset Core Bond Fund 2016 Annual Report

7. Capital shares

At December 31, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	14,444,497	$180,317,720	18,247,438	$226,235,028
Shares issued on reinvestment	604,982	7,561,395	489,273	6,015,980
Shares repurchased	(7,965,158)	(98,970,287)	(4,924,772)	(60,590,101)
Net increase	7,084,321	$88,908,828	13,811,939	$171,660,907

Class C
Shares sold	4,018,387	$50,134,534	1,368,302	$16,846,380
Shares issued on reinvestment	37,090	465,273	14,850	182,638
Shares repurchased	(1,520,174)	(18,983,773)	(202,583)	(2,489,224)
Net increase	2,535,303	$31,616,034	1,180,569	$14,539,794

Class C1
Shares sold	20,002	$249,403	49,414	$610,730
Shares issued on reinvestment	24,474	305,891	31,082	383,110
Shares repurchased	(288,675)	(3,611,353)	(251,246)	(3,092,454)
Net decrease	(244,199)	$(3,056,059)	(170,750)	$(2,098,614)

Class FI
Shares sold	12,169,662	$151,271,070	9,150,062	$112,465,121
Shares issued on reinvestment	389,902	4,877,889	373,244	4,599,632
Shares repurchased	(17,291,266)	(216,489,721)	(7,747,920)	(95,560,757)
Net increase (decrease)	(4,731,702)	$(60,340,762)	1,775,386	$21,503,996

Class R
Shares sold	1,312,504	$16,439,792	524,242	$6,464,939
Shares issued on reinvestment	10,570	132,325	6,435	79,135
Shares repurchased	(231,745)	(2,900,605)	(190,952)	(2,347,201)
Net increase	1,091,329	$13,671,512	339,725	$4,196,873

Class I
Shares sold	249,985,215	$3,137,021,501	81,104,980	$997,239,704
Shares issued on reinvestment	5,388,713	67,357,894	3,223,723	39,671,942
Shares repurchased	(68,543,777)	(853,655,911)	(29,708,058)	(365,162,129)
Net increase	186,830,151	$2,350,723,484	54,620,645	$671,749,517

Class IS
Shares sold	48,019,234	$598,461,825	65,546,130	$807,597,075
Shares issued on reinvestment	3,735,251	46,757,819	3,232,818	39,842,246
Shares repurchased	(32,646,945)	(409,830,411)	(32,914,385)	(404,377,821)
Net increase	19,107,540	$235,389,233	35,864,563	$443,061,500

Western Asset Core Bond Fund 2016 Annual Report	79

Notes to financial statements (cont’d)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2016, the Fund incurred a commitment fee in the amount of $57,203. The Fund did not utilize the Redemption Facility during the year ended December 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$143,923,734	$105,830,951

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,380,914
Capital loss carryforward*	(251,766,397)
Other book/tax temporary differences(a)	(2,971,670)
Unrealized appreciation (depreciation)(b)	(123,022,168)
Total accumulated earnings (losses) — net	$(374,379,321)

*	During the taxable year ended December 31, 2016, the Fund utilized $ 66,090,103 of its capital loss carryforward available from prior years. As of December 31, 2016, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(218,402,693)
12/31/2018	(33,363,704)
$(251,766,397)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, realization for tax purposes of unrealized gains (losses) on certain futures and options, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

80	Western Asset Core Bond Fund 2016 Annual Report

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Core Bond Fund 2016 Annual Report	81

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2017

82	Western Asset Core Bond Fund 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Existing Agreements”) with respect to the Fund at meetings held on September 13, 2016 and October 18 and 25, 2016. At a meeting held on November 15, 2016, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

At their November 15, 2016 meeting, the Directors, including the Independent Directors, also approved the addition of Western Asset Management Company Limited in London (“WAML” and, together with Western Asset, the “Subadvisers”), a non-U.S. affiliate of Western Asset, as additional investment subadviser of the Fund pursuant to an Investment Advisory Agreement between LMPFA and WAML (together with the Existing Agreements, the “Agreements”). In approving the addition of WAML, the Directors drew on their knowledge of and experience with Western Asset, its personnel, the quality of the services it has provided to the Fund and its investment philosophy and performance, as well as additional information relating to WAML. The Directors noted that the Fund is permitted to invest in non-U.S. dollar denominated securities and related foreign currency instruments and that the addition of WAML will provide the Fund with greater global investment management and trading resources. The Directors also noted that although WAML is a separate legal entity from Western Asset, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Finally, the Directors noted that the management fees paid by the Fund would not change as a result of the addition of WAML since the Fund would not be paying the fees of WAML.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable

Western Asset Core Bond Fund	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2016. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The

84	Western Asset Core Bond Fund

Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	85

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years

President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)

Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

86	Western Asset Core Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (identity theft protection company) (since 2015); Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset Core Bond Fund	87

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA‡
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

88	Western Asset Core Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Core Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

‡	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

90	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	Daily	Daily
Payable date:	1/29/2016	February 2016 - December 2016
Ordinary income:
Qualified dividend income for individuals	2.26%	1.85%
Dividends qualifying for the dividends
received deduction for corporations	1.74%	1.41%
Interest from Federal Obligations	21.88%	21.88%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Bond Fund	91

Western Asset

Core Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/17 SR17-3005

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,044 in December 31, 2015 and in $178,441 December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2015 and $20,200 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,674 in December 31, 2015 and $3,975 in December 31, 2016, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $337,766 in December 31, 2015 and $200,054 in December 31, 2016.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2017